SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                               September 19, 2003
                                (Date of report)


                             A.B. Watley Group Inc.
             (Exact Name of Registrant as Specified in its Charter)

   Delaware                          1-14897                      13-3911867
(State of Incorporation)      (Commission File Number)        (IRS Employer ID)


                                 40 Wall Street
                               New York, NY 10005
                    (Address of principle executive offices)


                                 (212) 422-1100
              (Registrant's telephone number, including area code)

ITEM 4. Other Events and Regulation FD Disclosure

     Effective as of September 19, 2003, A.B. Watley Group Inc. (the "Company") terminated the employment of John J. Amore, the former Chief Executive Officer of the Company. The termination of Mr. Amore was for cause, and, therefore, the Company has no further financial obligations to Mr. Amore.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                              A.B.WATLEY GROUP INC. (Registrant)


Date: September 23, 2003                      /s/ Steven Malin
                                              ----------------
                                              By: Steven Malin
                                                  Chairman